(JP Morgan Logo) (The Growth Fund of Washington logo) (map of Eastern US with VA and MD highlighted)

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Semi-Annual Report
June 30, 2001

Bulk Rate
U.S. Postage
PAID
Rockville, MD
Permit No. 3539

(The Growth Fund of Washington logo)
Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns with all distributions reinvested for periods ended June 30, 2001, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +208.23%, or +11.91% a year; 5 years: +57.03%, or +9.45% a year; and 12 months: +2.47%. Sales charges are lower for accounts of $100,000 or more.

The figures in this report reflect past results. All investments are subject to certain risks. For example, those which include common stocks are affected by fluctuating stock prices, so you may gain or lose money by investing in the Fund. Accordingly, investors should maintain a long-term investment perspective. Fund shares are not deposits or obligations of, or insured, guaranteed or endorsed by, the U.S. government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person.

Fellow Shareholders

The Growth Fund of Washington's net asset value per share was $26.70 on June 30, 2001 versus $28.05 on December 31, 2000, a decrease of 4.7% on a total return basis with the reinvestment of the 2-cent per share dividend paid on June 25. For the same period, the total return of the unmanaged Standard & Poor's 500 Composite Index declined by 6.7%.

During the six-month period ended June 30, 2001, as the broad stock averages moved lower, technology and telecommunications issues were particularly hard hit. Corporate earnings expectations were often revised downward throughout the period. The U. S. economy slowed, with growth of just over 1.0% during the first three months; and growth during the quarter ended June 30 was 0.7%. The Federal Reserve orchestrated six rate cuts during the period, starting on January 3. The cumulative 2.75% reduction in the Federal Funds rate has resulted in a rate of 3.75%, the lowest level since April 1994, reflecting the Federal Reserve's concerns about the sluggish economy.

The Fifth Federal Reserve District, which includes the Washington area, reported strength in the housing and the services sectors, while noting weakness in both the retail and manufacturing sectors, in its most recent report.

On June 30, 2001, The Growth Fund of Washington held securities of 21 companies in 12 industries. The Fund's five largest holdings were Freddie Mac (16.38%); Fannie Mae (15.04%); The Washington Post Co., Class B (10.31%); Capital One Financial Corp. (10.03%); and SunTrust Banks Inc. (6.93%).

Freddie Mac and Fannie Mae, the Fund's two largest holdings, both provided strong growth over the period, benefiting from the strength in the housing market. Toward the end of this six-month period, the shift in control of the U.
S. Senate seems to have lowered the political risk for these two entities. Strong earnings and less political risk should translate into ongoing solid performance.

The Fund's bank holdings did well during the first half of 2001; Bank of America was particularly strong. A steeper yield curve with lower short-term interest rates benefited these holdings. Financial stocks have done well in the months following interest rate cuts; and though there has been some deterioration in bank loan credit quality, it has not been as pronounced as in past cycles. The management team continues to believe that the lagging impact of rate cuts will benefit financial stocks going forward.

Telecommunications issues, including the Fund's holdings in this sector, were weak. Cutbacks in capital spending by large carriers resulted in downward revenue revisions across the sector, and resulting volatility has been pronounced. However, the Fund's holdings in this area should be well positioned to benefit from their projected growth in this region.

Since the first of the year, the Fund purchased shares of six companies:
Constellation Energy Group, a Baltimore, Maryland-based energy producer and supplier in both the regional and national wholesale energy market; Human Genome Sciences, Inc., a Rockville, Maryland-based company that develops gene-based drugs to treat and cure disease; MedImmune, Inc., a Gaithersburg, Maryland-based biotechnology company focused on developing and marketing products that address medical needs in areas such as infectious disease, immune regulation and cancer; MICROS Systems Inc., a Columbia, Maryland-based leading provider of information technology solutions for the hospitality industry; Orion Power Holdings, Inc., a Baltimore, Maryland- based company that acquires, develops, and operates power-generating facilities in the newly deregulated wholesale markets throughout the U. S. and Canada; and Winchester, Virginia-based Trex Company, Inc., the nation's largest manufacturer of non-wood decking products.

The Growth Fund of Washington eliminated its holdings in The Black & Decker Corp. and Corvis Corp. during this period.

Because we believe that stock market performance follows business performance over the long-term, we maintain a long-term focus rather than react to short-term market swings. We encourage you to maintain a long-term perspective toward your holdings.

We welcome your comments, as always, and look forward to reporting to you again in six months.


Sincerely,

(signatures)


James H. Lemon, Jr.      Harry J. Lister          Jeffrey L. Steele
Chairman                 Vice Chairman            President

August 17, 2001

The merger of Chase Manhattan Bank and J.P. Morgan has led to the re-naming of the Chase Vista Funds to the JPMorgan Funds. The Growth Fund of Washington daily newspaper listing can now be found under the _JPMorgan A Class_ section of the Mutual Fund listings.

Investment Portfolio as of June 30, 2001
                                                                          Number
                                                                      of          Market        Percent of
Industry            Securities<F1>                                  Shares         Value        Net Assets
Banks               Bank of America Corp.                            44,400   $  2,665,332          4.79%
                    Multi-bank holding company with operations in 21 states and
                    Washington, DC with $672 billion in assets.

                    First Union Corporation                          72,600      2,536,644          4.56
                    Leading financial services company with assets of $258
                    billion, serving 15 million corporate and retail customers in investment and mortgage banking.

                    Provident Bankshares Corporation                 60,365      1,505,503          2.70
                    Baltimore-based bank holding company for Provident Bank.

                    SunTrust Banks, Inc.                             59,520      3,855,706          6.93
                     Tenth largest banking company; branches
                    across six states and Washington, DC
                    with $100 billion in assets.

                    TOTAL                                                       10,563,185         18.98

Biotechnology       Applera Corp. Celera Genomics, Inc.<F2>          40,000      1,586,400          2.85
                    Rockville, Maryland-based leading source of genomic and
                    related medical and agricultural information.

                    Human Genome Sciences, Inc.<F2>                   5,000        301,250           .54
                    Rockville, Maryland-based company
                    that develops gene-based drugs to
                    treat and cure desease.

                    MedImmune, Inc.<F2>                               5,000        236,000           .42
                    Gaithersburg, Maryland-based biotechnology company focused on developing and marketing products that address medical
                    needs in areas such as infectious disease, immune regulation and cancer.

                    TOTAL                                                        2,123,650          3.81

Construction        Trex Company, Inc.<F2>                           10,000        192,500           .35
Materials           Winchester, Virginia-based manufacturer
                    of non-wood decking products.

Consumer            Capital One Financial Corp.                      93,000   $  5,580,000         10.03%
Finance             Falls Church, Virginia-based general
                    purpose credit card issuer, with
                    $22 billion in managed loans.

Diversified         Fannie Mae                                       98,320      8,371,948         15.04
Financial           Washington, DC-based, the largest
Services            residential mortgage funding operation
                    through the secondary market.

                    Freddie Mac                                     130,200      9,114,000         16.38
                    Northern Virginia-based company
                    which purchases, securitizes and
                    guarantees mortgages.

                    TOTAL                                                       17,485,948         31.42

Diversified         American Tower Systems Corp., Class A<F2>        63,500      1,312,545          2.36
Telecommuni-        Leading independent owner and operator
cations             of over 13,000 broadcast and wireless
Services            communication sites in the continental
                    United States and Washington, DC.

                    Qwest Communications International, Inc.         69,966      2,229,816          4.01
                    Leading broadband Internet-based data,
                    voice and image communications company,
                    serving businesses and consumers.

                    Verizon Communications Corp.                     56,000      2,996,000          5.38
                    One of the leading providers of
                    communications services serving
                    31 states and Washington, DC.

                    TOTAL                                                        6,538,361         11.75

Energy              Constellation Energy Group                       10,000        426,000           .76
Sources             Baltimore, Maryland-based energy
                    producer and supplier in both the regional
                    and national wholesale energy market.

                    Orion Power Holdings, Inc.<F2>                   20,000        476,200           .86
                    Baltimore, Maryland-based company that acquires, developes, and operates wholesale power-generating facilities.

                    TOTAL                                                          902,200          1.62

Industrial          Danaher Corp.                                    50,000   $  2,800,000          5.03%
Machinery           Washington, DC-based manufacturer of
                     hand tools, automotive & transportation
                    equipment, and process & environmental
                    controls.

Movies &            AOL Time Warner, Inc.<F2>                        10,000        530,000           .95
Entertainment       Leading media and communications
                    company, whose businesses include interactive services,
                    cable systems, publishing, music, TV networks and filmed
                    entertainment.

Publishing          The Washington Post Company, Class B             10,000      5,740,000         10.31
& Printing          Washington, DC-based diversified media
                    organization whose principal operations include publishing, television broadcasting, cable television systems,
                    electronic information services, test preparation, and
                    educational & career services.

Systems             MICROS Systems<F2>                              20,000         440,000           .79
Software            Columbia, Maryland-based leading
                    provider of information technology solutions
                    for the hospitality industry.

Telecommuni-        CIENA Corp.<F2>                                  20,000        760,000          1.37
cations             Linthicum, Maryland-based market-leading
Equipment           provider of technologies that enable carriers
                    to deliver multiple services.

                    TOTAL INVESTMENT SECURITIES
                    (cost: $12,768,168)                                        $53,655,844         96.41%

                    Short Term Securities:
                      Federal Home Loan Bank Discount Note                    $  2,089,771          3.75%
                      3.94% due 7/2/2001

                    Payables over cash and receivables                            (88,256)          (.16)

                    NET ASSETS                                                 $55,657,359        100.00%


<F1>Securities listed are common stocks unless otherwise indicated.
/F2/Indicates security which has not paid dividends during the preceding twelve months.


See Notes to Financial Statements


Statement of Assets and Liabilities
as of June 30,2001 (Unaudited)

Assets
   Investment in securities,
   at market (cost: $12,768,168)            $53,655,844
   Discount Note                                2,089,771
   Cash                                            11,541
   Dividends receivable                             2,200
   Receivable for Fund's shares sold               37,148
   Other assets                                     9,025    $55,805,529
Liabilities
   Payable for adviser and management services     33,876
   Payable for distribution plan                   42,599
   Payable for Fund's shares repurchased           55,242
   Accounts payable and accrued expenses           16,453        148,170
Net Assets
   Capital stock
   ($.01 par value, 2,084,536 shares
   outstanding, 25,000,000 authorized)           20,845
   Paid-in capital                             10,851,319
   Undistributed investment income                  9,213
   Undistributed realized gains                 3,888,306
   Unrealized gains                            40,887,676    $55,657,359

   Net asset value per share                                      $26.70


See Notes to Financial Statements

Statement of Operations

Investment Income
             Income:
               Dividends                              $     363,801
               Interest                                      58,819$    422,620
             Expenses:
               Investment advisory fee                      107,059
               Business management fee                      102,524
               Distribution expenses                         66,223
               Transfer agent fee                            39,284
               Auditing and legal fees                       14,097
               Custodian fee                                 19,142
               Directors' fees                                4,800
               Postage, stationery and supplies               2,868
               Reports to shareholders                       8,815
               Registration and prospectus                    5,340
               Other                                          1,286     371,438
             Net investment income                                       51,182

Realized and Unrealized Gain on Investments
             Net realized gain on equities, identified
               cost basis                                 3,888,306
             Net change in unrealized gain              (6,964,375)
               Net realized and change in unrealized
                 gain on investments                                (3,076,069)

             Net decrease in net assets resulting from
               operations                                          $(3,024,887)

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                    Six Months           Year
                                                       Ended             Ended
                                                  June 30, 2001        Dec. 31,
                                                    (Unaudited)          2000
Decrease in Net Assets
         Operations:
           Net investment income                      $      51,182   $  128,270
           Net realized gain on equity investments        3,888,306    2,036,219
             Net change in unrealized gain on
             investments                               (6,964,375)   (2,160,826)
               Net increase (decrease) in net assets
                 resulting from operations              (3,024,887)        3,663

         Dividends and Distributions Paid to
           Shareholders:
           Dividends from net investment income            (41,968)     (71,380)
           Distributions from net realized gains               -    (1,704,477)

               Total                                      (41,968)   (1,775,857)
         Amounts Reclassified from Undistributed
         Earnings to Paid-In-Capital:                          -      (204,667)

         Capital Stock Transactions:
           Net decrease in net assets resulting
             from capital stock transactions            (3,350,646)  (5,688,834)
         Total decrease in net assets                  (6,417,501)   (7,665,695)

         Net Assets:
           Beginning of period                           62,074,860   69,740,555
           End of period                                $55,657,359  $62,074,860


Financial Highlights
for a share outstanding throughout the period
                                       Six Months
                                       Ended June
                                        30, 2001     For the Year Ended Dec. 31,
                                       (Unaudited)2000    1999    1998    1997

Net asset value, beginning of period     $28.05  $28.83  $30.86  $26.09  $20.00
Income from investment operations:
  Net investment income                     .02     .04     .08     .08     .09
  Net realized and unrealized gain (loss)
    on investment                         (1.35)    .10   (1.36)   5.95    7.20
    Total from investment operations      (1.33)    .14   (1.28)   6.03    7.29
Less Distributions:
  Dividends (from net investment
    income)                                (.02)   (.05)   (.08)   (.07)   (.09)
  Distributions (from capital gains)      -       (.87)   (.67)  (1.19)  (1.11)
    Total distributions                    (.02)   (.92)   (.75)  (1.26)  (1.20)
Net asset value, end of period           $26.70  $28.05  $28.83  $30.86  $26.09

Total return/1/                           (4.74)%   .65%  (4.15)% 23.22%  36.56%
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                       $55,657 $62,075 $69,741 $77,868 $61,649
  Ratio of expenses to avg. net assets  1.28%/2/   1.25%   1.18%   1.24%   1.25%
  Ratio of net income to avg. net assets .18%/2/    .21%    .30%    .26%    .35%
  Portfolio turnover rate               8.61%/2/  11.73%   8.07%  11.17%  13.03%


/1/Excludes sales charge
/2/Annualized

See Notes to Financial Statements




Notes to Financial Statements
Note 1 - Summary of Significant Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. ("WIA") is the Fund's investment adviser. Washington Management Corporation ("WMC") is the Fund's business manager. WIA and WMC are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $19,142 includes $5,162 that was paid by these credits rather than in cash.

Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 - Investment Adviser and Business Management Fees and Other Transactions with Affiliates

WIA was paid a fee of $107,059 for investment management services. The Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund_s net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. WMC was paid a fee of $102,524 for business management services. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The Fund pays all expenses not assumed by WIA and WMC.

Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund_s net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $23,229 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $2,407,366 and sales of $5,760,016 during the period ended June 30, 2001. Net unrealized gains at June 30, 2001 included unrealized gains of $41,180,697 and unrealized losses of $293,021.

Note 4 - Investment Transactions

     Transactions in capital stock were:

                              For the Six        For the Year
                             Months Ended            Ended
                               June 30,          December 31,
                                 2001                2000

In shares:

Shares sold                      7,481              43,467
Shares issued in
  re-investment
  of dividends                   1,351              66,063
Total shares issued              8,832             109,530
Shares redeemed              (137,503)           (314,936)

Net decrease                 (128,671)           (205,406)

In dollars:

Shares sold                $   197,874          $1,257,173
Shares issued in
  re-investment
  of dividends                 36,171            1,763,866
Total shares issued            234,045           3,021,039
Shares redeemed            (3,584,691)         (8,709,873)

Net decrease              $(3,350,646)        $(5,688,834)


(growth fund of washinton logo)
(Jp Morhgan logo)

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated

Harry J. Lister
Vice Chairman
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Co. LLC

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Co.

Margita E. White
Retired President, Association for Maximum Service Television Inc.


Officers

Jeffrey L. Steele
President

Stephen Hartwell
Executive Vice President

Howard L. Kitzmiller
Senior Vice President and Secretary

Prabha S. Carpenter
Senior Vice President

Lois A. Erhard
Vice President

Ralph S. Richard
Vice President

Michael W. Stockton
Vice President, Treasurer and Assistant Secretary

J. Lanier Frank
Assistant Vice President

Ashley L. Shaw
Assistant Secretary and Assistant Treasurer

PMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

Office of the Fund and Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.

Custodian
The Chase Manhattan Bank

Transfer Agent
DST Systems, Inc.

Distributor
J.P. Morgan Fund Distributors, Inc.

Independent Accountants
Johnson Lambert & Co.

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon

This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

GFW-3-601